               SIXTH AMENDMENT, WAIVER AND FORBEARANCE AGREEMENT

  This Sixth Amendment, Waiver and Forbearance Agreement dated as of May 8, 1996, is made by and among HARRY'S FARMERS MARKET, INC., a Georgia corporation (the "Company"), NATIONSBANK, N.A. (SOUTH)(f/k/a NationsBank of Georgia, National Association) and CREDITANSTALT-BANKVEREIN, New York Branch, a banking company organized under the laws of Austria, (collectively the "Lenders") and NATIONSBANK, N.A. (SOUTH) (f/k/a NationsBank of Georgia, National Association), as Agent (the "Agent").

  The Lenders, the Agent and the Company entered into the Amended and Restated Credit Agreement dated as of December 30, 1994 (as amended, the "Credit Agreement") pursuant to which the Lenders provided certain credit facilities to the Company. The Company has violated certain financial covenants for the fourth quarter of the Company's 1996 fiscal year contained in the Credit Agreement, and has requested the Agent and the Lenders to waive certain Events of Default resulting from those violations and to amend certain covenants in the Credit Agreement relating to such financial covenants and to the use of proceeds from the Disposition of the Brentwood Tennessee Property.

  For the third quarter of the Company's 1996 fiscal year, the Company had violated certain financial covenants contained in that certain Deed to Secure Debt dated as of March 18, 1993 (as has been amended to date, the "Citicorp Deed to Secure Debt") executed by the Company in favor of Citicorp Real Estate, Inc. ("Citicorp"). Events of default relating from those violations have not been cured and remain outstanding. Accordingly, the Company has requested the Agent and the Lenders to forbear from taking any action with respect to another Event of Default arising under the Credit Agreement caused by the continuing default under the Citicorp Deed to Secure Debt.

  In addition, the Company has requested that the Agent and the Lenders consent to the Company's issuance of certain stock options to its employees and directors, to increase the Revolving Credit Commitment by $1,000,000 and to waive the requirements that the proceeds of certain sales be applied pursuant to
Section 2.15.

  In consideration of the agreements contained herein, the parties hereto agree as follows:

  Section 1.      Waiver.  (a)   The Agent and the Lenders agree to waive the
                  ------
Events of Default arising under Section 10.4(a) of the Credit Agreement caused by the Company's failure to comply with the financial covenants in each of Sections 9.1, 9.2, 9.3 and 9.4 of the Credit Agreement for the fourth quarter of the 1996 fiscal year of the Company. Except as hereby waived, the Credit Agreement shall remain in full force and effect.

  (b) The Agent and the Lenders hereby agree to waive the requirement of Section 2.15(c) and 2.15(e)(i) of the Credit Agreement that the Company prepay 100% of the Net Available Proceeds from the sales of two certain residential properties, one which was consummated on December 15, 1995 and resulted in gross proceeds of $97,500 and one which was consummated on February 29, 1996 and resulted in gross proceeds of $195,000.

  Section 2.      Amendment of Credit Agreement.
                  -----------------------------

  (a)  Amendment of Definition of "Warrant Agreement".  The Credit Agreement is
       ----------------------------------------------
hereby amended by deleting the definition of "Warrant Agreement" in its entirety from Section 1.1 and substituting in lieu thereof the following:

          "Warrant Agreement" shall mean the Warrant Agreement dated December
           -----------------
   30, 1994, as amended and restated as of May 8, 1996 among the Company, NationsBank and Creditanstalt-Bankverein pursuant to which the Company issued to the Lenders Warrants to purchase an aggregate of 360,000 shares of the Company's Class A Common Stock."

  (b)  Amendment of Section 2.1.  The Credit Agreement is hereby further
       ------------------------
amended by deleting the definition of "Available Revolving Credit Commitment" from Section 2.1 in its entirety and substituting in lieu thereof the following:

          "'Available Revolving Credit Commitment' shall mean, on any date of
            -------------------------------------
   determination thereof, the aggregate Revolving Credit Commitments in effect on such date minus (i) the aggregate outstanding principal amount of
                -----
   Revolving Credit Loans on such date and (ii) the undrawn stated amount of the Letter of Credit."

   (c)  Amendment of Section 2.6.  The Credit Agreement is hereby further
        -------------------------
amended by deleting Section 2.6 in its entirety and substituting in lieu thereof the following:

   "2.6  VOLUNTARY REDUCTIONS OF REVOLVING CREDIT COMMITMENTS

          The Company shall have the right to terminate or reduce the aggregate amount of the Revolving Credit Commitments at any time or from time to time; provided that: (i) the Company shall give notice of each such termination or reduction as provided in Section 3.5., which notice when given shall be irrevocable; (ii) each partial reduction shall be in an aggregate amount at least equal to $100,000 or an integral multiple of $10,000 in excess of $100,000; and (iii) in no event shall any reduction reduce the aggregate amount of the Avaialble Revolving Credit Commitment below the aggregate principle amount of Revolving Credit Loans then outstanding."

   (d) Addition of Section 2.15(a). The Credit Agreement is hereby further amended by adding a new subsection (a) to Section 2.15 as follows:

          "(a) Sale of Brentwood Tennessee Property. Following the receipt by the Company or any Subsidiary of Net Available Proceeds in respect of the Disposition of the Brentwood Tennessee Property, the Company shall apply an amount equal to the greater of (x) 100% of the Net Available Proceeds of such Disposition less reasonable expenses for site preparation, zoning and environmental impact fees of (y) $4,300,000 to the prepayment of the Loans. Such prepayment shall be applied as provided in Section 2.15(e)."

   (e)  Amendment of Section 2.16.  The Credit Agreement is hereby
        -------------------------
further amended by deleting Section 2.16 in its entirety and substituting in lieu thereof the following:

   "2.16  USE OF PROCEEDS

       (a) The proceeds of the Loans made on the Closing Date shall be used to refinance the amounts advanced pursuant to the Existing Credit Agreement, the Existing Loan Documents and the Existing Term Loan, and to pay all related fees and expenses of the transactions contemplated in this Agreement. In addition, such proceeds provided on the Closing Date, together with the proceeds of the issuance of the Preferred Stock shall be used to pay in full the Pattillo Construction Loan. Subject to subsections (b), and (c) below, subsequent Revolving Credit Loans shall be utilized for working capital and general corporate purposes of the Company and to pay drawings, if any, paid on the Letter of Credit; provided however, that, except as provided in subsection (b) below, in no event shall the proceeds of any Revolving Credit Loan be used to pay any principal amount owing by the Company on the Citicorp Note or any extension, renewal or refinancing thereof, without the prior written consent of the Required Lenders.

       (b) The Company may use the proceeds of Revolving Credit Loans in an amount not to exceed $700,000 to refinance the Citicorp Note, subject to the conditions in Section 5.3(b).

          (c) The Company may use the proceeds of Revolving Credit Loans in an amount not to exceed $300,000 for the following expenses incurred in connection with the opening of a Hurry Store (i) Capital Expenditures;
      (ii) expenses incurred in connection with providing the initial inventory (net of payables incurred in connection with the acquisition of such inventory) necessary to fully stock a new Hurry Store and (iii) Pre-opening Expenses, subject to the conditions of Section 5.4."

      (g) Addition of Section 5.3. The Credit Agreement is hereby further
          ------------------------
   amended to add a new Section 5.3 as follows:

      "5.3   MINIMUM AVAILABLE REVOLVING CREDIT COMMITMENT

          The Available Revolving Credit Commitment must at all times be greater than $1,000,000 unless (a) voluntarily reduced pursuant to Section 2.6 or
      (b) the following conditions have been satisfied: (i) the Disposition of the Brentwood Tennessee Property results in Net Available Proceeds of at least $4,300,000 which are applied as provided in Section 2.15; (ii) (A) the Citicorp Note is extended or refinanced on terms satisfactory to the Agent and the Lenders, in the exercise of their discretion or (B) the Company has received at least $2,500,000 pursuant to a loan on terms satisfactory to the Agent and the Lenders, in the exercise of their discretion, the proceeds of which are used to refinance the Citicorp Note;
      (iii) the Agent receives a second mortgage for the benefit of the Lenders on the Company's bakery in Alpharetta, Georgia, on terms satisfactory to the Agent and the Lenders, in the exercise of their discretion and (iv) the Agent receives a mortgagee waiver for the benefit of the Lenders with respect to the Company's bakery in Alpharetta, Georgia, on terms satisfactory to the Agent and the Lenders in the exercise of their discretion."

       (h) Addition of Section 5.4. The Credit Agreement is hereby further amended to add a new Section 5.4 as follows:

      "5.4   REVOLVING CREDIT LOANS FOR A HURRY STORE

            The Company may use the proceeds of Revolving Credit Loans for expenses of opening a new Hurry Store as provided in Section 2.16(c) only if: (i) all of the conditions in Section 5.3(b) are met;

    (ii) such Hurry Store has between 2,500 and 15,000 square feet of selling space; (iii) such Hurry Store is located within 50 miles of the Megastore located in Alpharetta, Georgia; (iv) such Hurry Store has opened or will open within 120 days of the date of the request for such Revolving Credit Loan and (v) no Default or Event of Default has occurred or is continuing."

  (i) Amendment of Section 8.8. Section 8.8 of the Credit Agreement is
      ------------------------
hereby further amended by (i) deleting subsections (e) and (f) and substituting in lieu thereof the following:

        "(e) the Company may issue up to 300,000 shares of its Class A Common Stock to its employees pursuant to its 1996 Employee Stock Purchase Plan, a copy of which is attached hereto as Exhibit M;

        (f) the Company may issue up to 200,000 shares of its Class A Common Stock to its directors pursuant to its 1996 Directors Stock Option Plan, a copy of which is attached hereto as Exhibit N; and"

 and (ii) adding a new subsection (h) as follows:

       "(h) the Company may issue shares of its Class A Common Stock upon the exercise of the Warrants."

  (j)  Amendment of Section 9.1.  The Credit Agreement is hereby further amended
       ------------------------
by deleting Section 9.1 in its entirety and inserting in lieu thereof the following:

      "9.1.  INDEBTEDNESS TO TANGIBLE NET WORTH RATIO

         Cause the Indebtedness to Tangible Net Worth Ratio for each period of four consecutive fiscal quarters not to exceed the following respective amounts:



     FISCAL QUARTERS ENDING DURING              RATIO
      THE FOLLOWING PERIODS                    --------
     ----------------------------------------
     First                                     1.35:1.0
      quarter of fiscal year 1997
     Second quarter of fiscal year             1.25:1.0
      1997 through the end of the fourth
      quarter of fiscal year 1997
     From the first quarter of                 1.15:1.0
      fiscal year 1998 through the Maturity
      Date

     The term 'Indebtedness to Tangible Net Worth Ratio' shall mean, for any period, the ratio of the

Indebtedness of the Company and its Subsidiaries (including current maturities thereof) as of the end of such period to the Tangible Net Worth of the Company and its Subsidiaries, as of the end such period, in each case determined on a consolidated basis."

  (k)  Amendment of Section 9.2.  The Credit Agreement is hereby further amended
       ------------------------
by deleting Section 9.2 in its entirety and inserting in lieu thereof the following:

     "9.2   INDEBTEDNESS TO EBITDA RATIO

           Cause the Indebtedness to EBITDA Ratio for each period of four consecutive fiscal quarters ending at the end of each of the following fiscal quarters not to exceed the following respective amounts:

                       FISCAL QUARTERS                    RATIO
                       ---------------                   -------
       First quarter of fiscal year 1997                10.00:1.00
       Second quarter of fiscal year 1997                7.50:1.00
       Third quarter of fiscal year 1997                 6.50:1.00
       Fourth quarter of fiscal year 1997                5.50:1.00
       First quarter of fiscal year 1998 through the     4.50:1.0
        Maturity Date

      The term 'Indebtedness to EBITDA Ratio' shall mean, for any period, the
               -----------------------------
      ratio of the Indebtedness of the Company and its Subsidiaries (including current maturities thereof) as of the end of such period to EBITDA of the Company and its Subsidiaries, for such period, in each case determined on a consolidated basis."

     (l)  Amendment of Section 9.3.  The Credit Agreement is hereby further
          ------------------------
amended by deleting Section 9.3 in its entirety and inserting in lieu thereof the following:

      "9.3  FIXED CHARGE COVERAGE RATIO

            Cause the Fixed Charge Coverage Ratio for each period of four consecutive fiscal quarters ending at the end of each of the following fiscal quarters to be at least equal to the following respective ratios:

                         FISCAL QUARTERS                     RATIO
                         ---------------                   ---------
         First quarter of fiscal year 1997                 0.75:1.00
         Second quarter of fiscal year 1997                0.90:1.00
         Third quarter of fiscal year 1997 through the     1.00:1.00
          end of the fourth quarter of fiscal year 1997
         First quarter of fiscal year 1998 through the
           Maturity Date                                   1:10:1.00

     The term 'Fixed Charge Coverage Ratio' shall mean, for any period, the
              -----------------------------
     ratio of EDITDAR of the Company and its Subsidiaries for such period, in each case determined on a consolidated basis."

     (m)  Amendment of Section 9.4.  The Credit Agreement is hereby further
          ------------------------
amended by deleting Section 9.4 in its entirety and inserting in lieu thereof the following:

     "9.4  MAINTENANCE OF TANGIBLE NET WORTH

          Cause the Tangible Net Worth of the Company and its Subsidiaries as of the end of each of the Company's fiscal quarters beginning with the first quarter of fiscal year 1997 to be at least equal to $24,750,000, as such amount shall be increased by 100% of the Net Available Proceeds of any Equity Issuance occurring after May 8, 1996 and by 80% of Company's consolidated net income (determined on a cumulative basis without regard to any net loss.)"

     (n)  Amendment of Section 9.5.  The Credit Agreement is hereby further
          ------------------------
amended by deleting Section 9.5 in its entirety and inserting in lieu thereof the following:

     "9.5 Intentionally Omitted."

     (o)  Amendment of Section 9.6.  The Credit Agreement is hereby further
          ------------------------
amended by deleting Section 9.6 in its entirety and inserting in lieu thereof the following:

     "9.6 Intentionally Omitted."

  Section 3.  Revolving Loan Commitments.  The parties hereby agree that upon
              --------------------------
the Amendment Date the Revolving Loan Commitment of NationsBank is $3,600,000 and the Revolving Loan Commitment of Creditanstalt-Bankverein is $2,400,000.

  Section 4.      Agreement to Forbear.  So long as Citicorp takes no action to
                  --------------------
(a) accelerate any Indebtedness owed by the Company to Citicorp or (b) otherwise collect the Indebtedness secured by the Citicorp Deed to Secure Debt, the Agent and the Lenders hereby agree that they will not, prior to the maturity date of the Citicorp Note (as the same may be extended), solely by reason of the existence on this date of the Event of Default arising under Section 10.2 of the Credit Agreement caused by the Company's failure to comply with Section 1.14 of the Citicorp Deed to Secure Debt for the third quarter of the 1996 fiscal year of the

Company, accelerate the maturity of the Indebtedness evidenced by the Credit Documents or otherwise take any action to enforce collection from the Company of any such Indebtedness or to foreclose the Agent's security interest in any of the Collateral. Neither this Agreement nor the Agent's and the Lenders' forbearance hereunder shall be deemed to be a waiver of or a consent to such Event of Default.

  Section 5.      Termination of Forbearance.  Should Citicorp take any of the
                  --------------------------
actions listed in subsections (a) or (b) of Section 4 hereof at any time prior to the maturity date of the Citicorp Note (as the same may be extended), the provisions of Section 4 hereof shall terminate, and the Agent and the Lenders shall thereupon have and may exercise from time to time all of the remedies available to them under the Credit Agreement and the other Credit Documents and all applicable law as a consequence of an Event of Default, without further notice, demand or presentment. In any event, the provisions of Section 4 hereof shall terminate on the maturity date of the Citicorp Note, and the Agent and the Lenders shall have all of the remedies available to them under the Credit Documents.

  Section 6.      Title Commitments.  The Company hereby agrees to provide to
                  -----------------
the Agent and the Lenders an endorsement to each of the title policies for each parcel of real property Collateral setting forth (i) a "date down" of the Closing Date to the Amendment Date, (ii) revision of the exception for taxes and assessments (payment of which taxes and assessments must be current), (iii) listing all subordinate matters with respect to the title (none of which shall evidence any violation of any of the Credit Documents), and (iv) acknowledging that the Lenders are making available an advance of additional Indebtedness to the Company in reliance thereonwithin 45 days of the Amendment Date. Nothing in this paragraph is intended to affect the Agent's and the Lenders' acceptance of the title policies originally accepted on the Closing Date.

  Section 7.      Reaffirmation.  The Company hereby acknowledges and agrees
                  -------------
that all of the Credit Documents are fully enforceable and in full force and effect and have not been waived or modified in any manner except as expressly set forth in this Agreement and the other agreements entered into in connection herewith, and that the Credit Documents, as modified by this Agreement and the other agreements entered into in connection herewith, are fully enforceable and are in full force and effect on the date of this Agreement. The Company further hereby reaffirms all representations and warranties made by the Company to the Lenders and the Agent in the Credit Agreement on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

  Section 8.      No Claims.  The Company hereby acknowledges that it has no
                  ---------
claims, demands, causes of action of any kind (including, but not limited to, any right of setoff) whether absolute or contingent, due or to become due, disputed or undisputed, in law or in equity against any of the Lenders, the Agent, or any of the officers, directors, employees of any of the Lenders or the Agent in connection with this Agreement, any of the Credit Documents or otherwise.

  Section 9.      Conditions Precedent.  This Amendment shall be effective on
                  --------------------
the date (the "Amendment Date") that the Agent has received each of the following, each to be in form and substance satisfactory to the Agent and its counsel:

  (a) This Amendment duly executed by the Company, the Lenders and the Agent;

  (b) That certain Amended and Restated Warrant Agreement dated as of the date hereof (the "Warrant Agreement") by and among the Company, NationsBank and Creditanstalt-Bankverein, executed by all parties thereto;

  (c) An Amended and Restated Warrant Certificate executed by the Company in favor of NationsBank, substantially in the form of Exhibit A attached hereto;

  (d) An Amended and Restated Warrant Certificate executed by the Company in favor of Creditanstalt-Bankverein, substantially in the form of Exhibit A attached hereto;

  (e) A Warrant Certificate executed by the Company in favor of NationsBank, substantially in the form of Exhibit A to the Warrant Agreement;

  (f) A Warrant Certificate executed by the Company in favor of Creditanstalt-Bankverein, substantially in the form of Exhibit A to the Warrant Agreement;

  (g) An opinion of counsel to the Company, substantially in the form of Exhibit B attached hereto; and

  (h) The consent of Fleming to the transactions contemplated by this Agreement, substantially in the form of Exhibit C attached hereto.

  Section 10.     References to the Credit Agreement and the Other Credit
                  -------------------------------------------------------
Documents.  Each reference to the Credit Agreement and any of the Credit
- ---------
Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment and all prior amendments, and as each may from time to time be further amended, supplemented, restated or otherwise modified in the future by one or more other written amendments or supplemental or modification agreements entered into pursuant to the applicable provisions of the Credit Agreement.

  Section 11.     Benefits.  This Amendment shall be binding upon and shall
                  --------
insure to the benefit of the parties hereto and their respective successors and assigns.

  Section 12.     GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
                  -------------
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

  Section 13.     Effect.  Except as expressly herein amended, the terms and
                  ------
conditions of the Credit Agreement and the other Credit Documents shall remain in full force and effect.

  Section 14.     Counterparts.  This Amendment may be executed in any number of
                  ------------
counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

  Section 15.     Definitions.  All terms defined in the Credit Agreement which
                  -----------
are used herein shall have the meanings defined in the Credit Agreement, unless specifically defined otherwise herein.

  Section 16.     Expenses.  Pursuant to Section 12.3 of the Credit Agreement,
                  --------
the Company shall reimburse the Agent and the Lenders upon demand for all costs and expenses (including attorneys' fees) incurred by the Agent or the Lenders in the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

                      [Signatures begin on following page]

  IN WITNESS WHEREOF, the parties hereto have set forth their hands in one or more counterparts this 8th day of May, 1996.

                                HARRY'S FARMERS MARKET, INC.

                                By:
                                   -----------------------------------
                                           Authorized Officer

                                Attest:
                                       -------------------------------
                                            Name:
                                                 ---------------------
                                            Title:
                                                  --------------------

                                [CORPORATE SEAL]

                                NATIONSBANK, N.A. (SOUTH), as a Lender
                                and as Agent

                                 By:
                                    -----------------------------------
                                      Name:
                                           ----------------------------
                                      Title:
                                            ---------------------------


                                CREDITANSTALT-BANKVEREIN, New York
                                Branch, as a Lender

                                 By:
                                    -----------------------------------
                                      Name:
                                           ----------------------------
                                      Title:
                                            ---------------------------


                                 By:
                                     ---------------------------------
                                      Name:
                                           ---------------------------
                                      Title:
                                            --------------------------


                   [Signatures continued on following page]

                  ACKNOWLEDGMENT AND CONSENT OF THE GUARANTORS

          Each of Marthasville Trading Company and Karalea, Inc. (collectively, the "Guarantors") hereby consents to the foregoing execution and delivery of this Sixth Amendment, Waiver and Forbearance Agreement (the "Agreement"), and to the performance by the Company and to its agreements and obligations thereunder and all agreements and documents entered into in connection therewith. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement. Each of the Guarantors further affirms that neither the Agreement nor the performance of the Credit Agreement and the other Credit Documents as has been amended to date shall limit, restrict extinguish or otherwise impair its liability to the Agent or the Lenders pursuant to its respective Guaranty, whether such obligations are now existing or hereafter arise. Each Guarantor acknowledges that all of the terms and conditions contained in such Guarantor's respective Guaranty shall continue in full force and effect.

          Dated as of the 8th day of May, 1996.

                                       MARTHASVILLE TRADING COMPANY


                                       By:
                                          -------------------------------
                                       Title:
                                             ----------------------------


                                       KARALEA, INC.


                                       By:
                                          ------------------------------
                                       Title:
                                             ---------------------------

                                   EXHIBIT A

                FORM OF AMENDED AND RESTATED WARRANT CERTIFICATE
                ------------------------------------------------


NEITHER THE WARRANT REPRESENTED BY THIS CERTIFICATE NOR THE CLASS A COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND NEITHER MAY BE SOLD OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAW UNLESS AN EXEMPTION FROM REGISTRATION IS THEN AVAILABLE.

                    WARRANT TO PURCHASE CLASS A COMMON STOCK

                                       OF

                          HARRY'S FARMERS MARKET, INC.
                            Date: December 30, 1994


  This is to certify that, FOR VALUE RECEIVED, the registered holder hereof, [Holder] ("[NationsBank][Creditanstalt]", and together with any successors and
            -----------  -------------
assigns hereunder, the "Holder" or the "Holders"), is entitled to purchase,
                        ------          -------
subject to the provisions of this Warrant Certificate, from HARRY'S FARMERS MARKET, INC., a Georgia corporation (the "Company"), _________ shares (as such
                                          -------
number may be adjusted in accordance with Section 5 hereof) of the Company's Class A Common Stock, no par value per share (such class of stock, together with any capital stock of the Company into which such class of stock shall be converted, being referred to herein as "Stock"), at $3.00 per share (as such
                                        -----
number may be adjusted in accordance with Section 5 hereof) (the "Exercise
                                                                  --------
Price").  The number of shares of Stock to be received upon the exercise of this
- -----
Warrant and the Exercise Price shall be adjusted from time to time as hereinafter set forth. The shares of Stock or other securities or property deliverable upon such exercise, as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares."
                          --------------

  This Amended and Restated Warrant Certificate is one of the Warrant Certificates (the "Warrants", which term includes all Warrants issued in
                   --------
substitution therefor) originally issued pursuant to the Warrant Agreement dated as of December 30, 1994, as amended and restated as of May 8, 1996 (as amended, restated, supplemented or otherwise modified from time to time, the "Warrant
                                                                     -------
Agreement").  The Warrants originally so issued evidence rights to purchase an
- ---------

                                     -A-1-
aggregate of 240,000 Warrant Shares at the Exercise Price. This Warrant is subject to the provisions, and is entitled to the benefits, of the Warrant Agreement. This Warrant amends and restates that certain Warrant Certificate dated as of December 30, 1994 executed by the Company in favor of the Holder.

  Section 1.      Exercise of Warrant.
                  -------------------

  1.1. Manner of Exercise. (a) This Warrant may be exercised by the Holder, in
       ------------------
whole or in part, at any time or from time to time through and including the Expiration Date during normal business hours on any Business Day (as defined in the Warrant Agreement) by surrender of this Warrant, together with the form of subscription duly executed by such Holder in substantially the form attached as Annex A hereto, to the Company at its office designated pursuant to Section 7.1 of the Warrant Agreement (or, if such exercise is in connection with an underwritten public offering of Warrant Shares subject to this Warrant, at the location at which the underwriting agreement requires that such Warrant Shares be delivered).

  (b) Payment of the Exercise Price for the Warrant Shares, if required, shall be made, at the option of the Holder by certified or bank check or wire transfer payable to the order of the Company, in any case, in an amount equal to (A) the number of Warrant Shares specified in such form of subscription, multiplied by
(B) the then current Exercise Price. The Holder shall thereupon be entitled to receive the number of Warrant Shares specified in such form of subscription (plus cash in lieu of any fractional share as provided in Section 1.3 hereof).

  (c) In lieu of exercising Warrants pursuant to the immediately preceding clause (a), the Holder shall have the right to require the Company to convert the Warrants, in whole or in part and at any time or times (the "Conversion Right"), into Warrant Shares, by surrendering to the Company the Warrant Certificate evidencing the Warrants to be converted, accompanied by a conversion notice duly executed by the Holder substantially in the form of Annex C hereto. Upon exercise of the Conversion Right, the Company shall deliver to the Holder

(without payment by the Holder of any Exercise Price) that number of Warrant
- --------
Shares which is equal to the quotient obtained by dividing (x) the value of the number of Warrants being converted at the time the Conversion Right is exercised (determined by subtracting the aggregate Exercise Price for all such Warrants immediately prior to the exercise of the Conversion Right from the aggregate current Market Price of that number of Warrant Shares purchasable upon exercise of such Warrants immediately prior to the exercise of the Conversion Right (taking into account all applicable adjustments pursuant to Section 5 hereof)) by (y) the Market Price of one share of

                                     -A-2-

Stock immediately prior to the exercise of the Conversion Right. Any references in this Warrant Certificate or the Warrant Agreement to the "exercise" of any Warrants, and the use of the term "exercise" herein and therein, shall be deemed to include (without limitation) any exercise of the Conversion Right.

  1.2. Effective Date.  Each exercise of this Warrant pursuant to Section 1.1
       --------------
hereof shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant is surrendered to the Company as provided in Section 1.1 hereof (except that if such exercise is in connection with an underwritten public offering of Warrant Shares subject to this Warrant, then such exercise shall be deemed to have been effected upon such surrender of this Warrant). On each such day that an exercise of this Warrant is deemed effected, the person or persons in whose name or names any certificate or certificates for Warrant Shares are issuable upon such exercise (as provided in Section 1.3 hereof) shall be deemed to have become the Holder or Holders of record thereof.

  1.3. Warrant Share Certificates, Cash for Fractional Warrant Shares and
       ------------------------------------------------------------------
Reissuance of Warrants.  As promptly as practicable after the exercise of this
- ----------------------
Warrant, in whole or in part, and in any event within five (5) Business Days thereafter (unless such exercise shall be in connection with a public offering of Warrant Shares subject to this Warrant, in which event concurrently with such exercise), the Company at its expense (including the payment by it of any applicable issue, stamp or other taxes) will cause to be issued in the name of and delivered to the Holder or, subject to Section 6 of the Warrant Agreement, such other person as the Holder may direct:

       (a) a certificate or certificates for the number of Warrant Shares to which the Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which the Holder would otherwise be entitled, cash in an amount equal to the same fraction of the Market Price (as defined in Section
   5.1 hereof) per Warrant Share on the effective date of such exercise; and

       (b) in case such exercise is in part only, a new Warrant or Warrants, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised.

  1.4. Acknowledgment of Obligation.  The Company will, at the time of or at any
       ----------------------------
time after each exercise of this Warrant, upon the request of the Holder hereof or of any Warrant Shares issued upon such exercise, acknowledge in writing its continuing obligation to afford to such Holder all rights (including, without limitation, any rights to

                                     -A-3-
registration of any such Warrant Shares pursuant to the Registration Rights Annex of the Warrant Agreement (the "Registration Rights Agreement")) to which such Holder shall continue to be entitled under this Warrant Certificate, the Warrant Agreement and the Registration Rights Agreement; provided, that if any
                                                         --------
such Holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Company to afford such rights to such Holder.

  1.5. Conditional Exercise.  Notwithstanding any other provision hereof, if any
       --------------------
exercise of any portion of this Warrant is to be made in connection with a public offering of Warrant Shares or any transaction described in Section 5.9 hereof, the exercise of any portion of this Warrant may, at the election of the Holder, be conditioned upon the consummation of the public offering or such transaction, in which case such exercise shall not be deemed to be effective until the consummation of such public offering or transaction.

  Section 2.      Reservation of Shares.
                  ---------------------

  The Company shall at all times after the date hereof and until the Expiration Date reserve for issuance and delivery upon exercise of this Warrant the number of Warrant Shares as shall be required for issuance and delivery upon exercise in full of this Warrant.

  Section 3.      Transfer, Exchange, Assignment or Loss of Warrant.
                  -------------------------------------------------

  3.1. Transfer.  This Warrant may be assigned in whole or in part or
       --------
transferred in whole or in part; subject, however, to compliance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Act").

  3.2. Procedure for Assignment or Transfer.  Any assignment or transfer
       ------------------------------------
hereunder shall be made by surrender of this Warrant to the Company at its office designated pursuant to Section 7.1 of the Warrant Agreement, together with the form of assignment duly executed by the Holder in substantially the form attached as Annex B hereto and funds sufficient to pay any required transfer tax. In such event the Company shall, without charge, execute and deliver a new Warrant or Warrants substantially identical hereto in the name of the assignee or assignees named in such instrument of assignment and designate the assignee or assignees as the registered holder or holders on the Company's records and this Warrant shall promptly be cancelled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation thereof at the principal office of the Company together with a written notice signed by the holder thereof, specifying the names and

                                     -A-4-
denominations in which new Warrants are to be issued.

  3.3. Loss, Theft, Destruction or Mutilation.  Upon receipt by the Company of
       --------------------------------------
evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification to the Company or (in the case of mutilation) presentation of this Warrant for surrender and cancellation, the Company will execute and deliver a new Warrant identical hereto and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

  Section 4.      Warrant Certificate Holder Not Deemed a Stockholder.
                  ---------------------------------------------------

  Except as otherwise provided herein, the Holders shall not, solely because of holding this Warrant, be entitled to vote, receive dividends or be deemed the holder of Stock or any other securities of the Company which may at any time be issuable on the exercise of the Warrant for any purpose whatsoever, nor shall anything contained herein be construed to confer upon the Holders, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matters submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise), or to receive notice of meetings or other actions affecting stockholders, or to receive dividend or subscription rights, or otherwise, until this Warrant shall have been exercised in accordance with the provisions hereof.

  Section 5.      Anti-Dilution.
                  -------------

  The number of Warrant Shares for which this Warrant is exercisable and/or the Exercise Price at which such Warrant Shares may be purchased upon exercise of this Warrant shall be subject to adjustment from time to time as set forth in this Section 5. The Company shall give the Holders notice of any event described below which requires an adjustment pursuant to this Section 5 at the time of such event.

  5.1. Special Definitions.  For purposes of this Section 5 the following terms
       -------------------
shall have the following meanings:

  "Additional Shares of Stock" shall mean all shares of Stock issued by the
   --------------------------
Company after the date hereof, other than (i) the Stock to be issued upon exercise of any Warrants at any time issued in connection with the Warrant Agreement, (ii) the Stock to be issued upon conversion of the Preferred Stock,
(iii) the Stock to be issued upon exercise of the Preferred Stock Warrants; (iv) the Stock to be issued upon exercise of the Performance Warrants, (v) 200,000 shares of

                                     -A-5-

Stock to be issued pursuant to the Company's 1996 Directors Stock Option Plan,
(vi) 475,000 shares of Stock to be issued pursuant to the Company's Management Incentive Plan and (vii) 300,000 shares of Stock issued or to be issued pursuant to the Company's 1996 Employee Stock Purchase Plan.

  "Convertible Securities" shall mean evidences of indebtedness, shares of
   ----------------------
Preferred Stock or other securities which are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for Additional Shares of Stock, either immediately or upon the occurrence of a specified date or a specified event, other than the Preferred Stock issued pursuant to the Share and Warrant Purchase Agreements dated December 30, 1994 between the Company, Robert Fleming Nominees Ltd., and certain other investors (such Agreements to be referred to herein collectively as the "Purchase
                                                               --------
Agreements" and Robert Fleming Nominees Ltd. and such other investors to be
- ----------
referred to herein collectively as the "Purchasers".
                                        ----------

  "Expiration Date" means May 8, 2002.  If, on or before May 8, 1997, the
   ---------------
Company delivers to the Holders either a legal opinion in form and substance acceptable to the Holders from a law firm acceptable to the Holders, or a no action letter from the Securities and Exchange Commission, in each case to the effect that the holding period under Rule 144 for the amended and restated Warrants commenced on December 30, 1994 and not as of the effective date of such amendment and restatement, then the Expiration Date shall be December 30, 2000.

  "Market Price" shall mean, in respect of any share of Stock on the date of
   ------------
determination thereof, the average of the closing prices of sales of the Stock on all principal United States securities exchanges on which the Stock may at the time be listed, or, if there shall have been no sales on any such exchange on any relevant day, the last trading price of such Stock on such day, or if there is no such price, the average of the bid and asked prices at the end of such day on the Nasdaq Stock Market, in each such case averaged for a period of twenty (20) consecutive business days prior to the day as of which "Market Price" is being determined. Notwithstanding the foregoing, with respect to the issuance of Stock by the Company in an underwritten public offering, the Market Price shall be the per share purchase price paid by the underwriters. If at any time the Stock is not listed on any exchange or the Nasdaq Stock Market, the "Market Price" shall be deemed to be the fair market value thereof determined by an investment banking firm of nationally recognized standing selected by the Board of Directors of the Company and acceptable to a majority of the Holders, as of the most recent practicable date as of which the determination is to be made, taking into account the value of the Company as a going concern, and without taking into account any lack of liquidity of the Stock or

                                     -A-6-
any discount for a minority interest.

  "Performance Warrants" shall mean those performance warrants for 61,111 shares
   --------------------
of Stock issued on December 30, 1994 to the Purchasers (as defined below).

  "Preferred Stock" shall mean those shares of the Company's Series A Redeemable
   ---------------
Convertible Preferred Stock with a stated value of $9.00 per share.

  "Preferred Stock Warrants" shall mean those warrants originally issued in
   ------------------------
connection with the issue and sale by the Company of its Preferred Stock pursuant to the Purchase Agreements.

  5.2. Stock Dividends, Subdivisions and Combinations.
       ----------------------------------------------

  If at any time the Company shall:

       (i) take a record of the holders of its Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Additional Shares of Stock,

       (ii) subdivide its outstanding shares of Stock into a larger number of shares of Stock, or

       (iii) combine its outstanding shares of Stock into a smaller number of shares of Stock,

then (I) the Warrant Shares for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Stock which a record holder of the same number of shares of Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and
(II) the Exercise Price shall be adjusted to equal (x) the Exercise Price multiplied by the Warrant Shares for which this Warrant is exercisable immediately prior to the adjustment divided by (y) the Warrant Shares for which this Warrant is exercisable immediately after such adjustment.

  5.3. Certain other Distributions. (a) Except as provided in Section 5.3(b), if
       ---------------------------
at any time the Company shall take a record of the holders of its Stock for the purpose of entitling them to receive any dividend or other distribution of:

       (i)  cash,

       (ii) any evidences of its indebtedness, any shares of its Stock or any other securities or property of any nature whatsoever (other than cash or Additional Shares of Stock), or

                                     -A-7-

       (iii) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any share of its Stock or any other securities or property of any nature whatsoever (other than cash or Additional Shares of Stock), then, (I) the Warrant Shares for which this Warrant is exercisable shall be adjusted to equal the product of the Warrant Shares for which this Warrant is exercisable immediately prior to such adjustment multiplied by a fraction (x) the numerator of which shall be the Market Price per share of Stock at the date of taking such record and (y) the denominator of which shall be such Market Price per share of Stock minus the amount allocable to one share of Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board of Directors of the Company) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable, and (II) the Exercise Price shall be adjusted to equal (x) the Exercise Price multiplied by the Warrant Shares for which this Warrant is exercisable immediately prior to the adjustment divided by (y) the Warrant Shares for which this Warrant is exercisable immediately after such adjustment. A reclassification of the Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Stock and shares of any other class of stock shall be deemed a distribution by the Company to the Holders of its Stock of such shares of such other class of stock within the meaning of this Section 5.3 and, if the outstanding shares of the Stock shall be changed into a larger or smaller number of shares of the Stock as part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of the Stock within the meaning of Section 5.2.

  (b) If at any time the Company shall take a record of the holders of its Stock for the purpose of entitling them to receive any cash dividend or other distribution of property of any nature whatsoever (other than Additional Shares of Stock), and the amount of such cash dividend and the fair market value of any property so distributed, when added to the amount of cash dividends paid and the fair market value of any property so distributed during the twelve (12) months prior to the date of such dividend or distribution, exceeds five percent (5%) of the aggregate Market Price of the Stock of all of the Company's Stock then outstanding on the Business Day immediately preceding the record date for such dividend or distribution, the Holders of the Warrant shall be entitled to participate in such dividend or distribution as if the Holder had already exercised this Warrant in full, and such Holder shall receive, at the time such dividend is paid or such property

                                     -A-8-
is distributed, the same kind and per-share amount of cash or other property as is distributed to the holders of the Company's Stock.

  5.4. Issuance of Additional Shares of Stock.  If at any time the Company shall
       --------------------------------------
(except as hereinafter provided) issue or sell any Additional Shares of Stock either (A) in exchange for consideration in an amount per Additional Share of Stock less than the Exercise Price in effect immediately prior to such issuance or sale of Additional Shares of Stock or (B) in exchange for consideration in an amount per Additional Share of Stock less than the Market Price in effect immediately prior to such issuance or sale of Additional Shares of Stock, then the Exercise Price as to the Warrant Shares for which this Warrant is exercisable immediately prior to such adjustment shall be adjusted to equal the price determined by multiplying the Exercise Price by a fraction, of which

      (x) the numerator shall be (1) the number of shares of Stock outstanding immediately prior to such issuance or sale of Additional Shares of Stock plus
   (2) the number of shares of Stock which the aggregate amount of consideration, if any, received by the Company for the total number of such Additional Shares of Stock so issued or sold would purchase at the greater of
   (I) the Market Price in effect immediately prior to such issuance or sale of Additional Shares of Stock or (II) the Exercise Price in effect immediately prior to such issuance or sale of Additional Shares of Stock and

      (y) the denominator shall be the number of shares of Stock outstanding immediately after such issuance or sale of Additional Shares of Stock;


provided, however, that such adjustment shall be made only if the Exercise Price determined from such adjustment shall be less than the Exercise Price in effect immediately prior to the issuance of such Additional Shares of Stock. The provisions of this Section 5.4 shall not apply to any issuance of Additional Shares of Common Stock for which an adjustment is provided under Section 5.2 or 5.3.

  5.5. Issuance of Warrants or Other Rights.  If at any time the Company shall
       ------------------------------------
take a record of the holders of its Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any warrants or other rights to subscribe for or purchase any Additional Shares of Stock or any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately

                                     -A-9-
exercisable, and the consideration received for such warrants or other rights or such Convertible Securities shall be less than the Exercise Price or the Market Price in effect immediately prior to the time of such issue or sale, then the Exercise Price shall be adjusted as provided in Section 5.4. No further adjustments of the Exercise Price shall be made upon the actual issue of such Stock or of such Convertible Securities upon exercise of such warrants or other rights or upon the actual issue of such Stock upon such conversion or exchange of such Convertible Securities.

  5.6. Issuance of Convertible Securities.  If at any time the Company shall
       ----------------------------------
take a record of the holders of its Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any Convertible Securities, whether or not the rights to convert thereunder are immediately exercisable, and the consideration received for such stock shall be less than the Exercise Price or the Market Price in effect immediately prior to the time of such issue or sale, then the Exercise Price shall be adjusted as provided in Section 5.4. No adjustment of the Exercise Price shall be made under this Section 5.6 upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to Section 5.5. No further adjustments of the Exercise Price shall be made upon the actual issue of such Stock upon conversion of such Convertible Securities and, if any issue or sale of such Convertible Securities is made upon exercise of any warrant or other right to subscribe for or to purchase any such Convertible Securities for which adjustments of the Exercise Price have been or are to be made pursuant to other provisions of this Section 5, no further adjustments of the Exercise Price shall be made by reason of such issue or sale.

  5.7. Antidilution Adjustments Under Other Securities.  Without limiting any
       -----------------------------------------------
other rights available hereunder to the Holders of the Warrants, if there is an antidilution adjustment (i) under any Convertible Securities, whether issued prior to or after the date hereof or (ii) under any rights, options or warrants to purchase Additional Shares of Stock, whether issued prior to or after the date hereof which, in either case, results in a reduction in the exercise or purchase price with respect to such security or rights or results in an increase in the number of Additional Shares of Stock obtainable under such Convertible Security, right, option or warrant, then an adjustment shall be made to the Exercise Price hereunder. Any such adjustment pursuant to this Section 5.7 shall be whichever of the following results in a lower Exercise Price: (A) a reduction

                                     -A-10-
in the Exercise Price equal to the percentage reduction in such exercise or purchase price with respect to such Convertible Security, right, option or warrant or (B) a reduction in the Exercise Price which will result in the same percentage increase in the number of Warrant Shares available hereunder as the percentage increase in the number of Additional Shares of Stock available under such Convertible Security, right, option or warrant. Any such adjustment under this Section 5.7 shall only be made if it would result in a lower Exercise Price than that which would be determined pursuant to any other antidilution adjustment otherwise required hereunder as a result of the event or circumstance which triggered the adjustment to such Convertible Security, right, option or warrant, and if an adjustment is made pursuant to this Section 5.7, such other antidilution adjustment otherwise required hereunder shall not be made as a result of such event or circumstance.

  5.8. Other Provisions Applicable to Adjustments under this Section.  The
       -------------------------------------------------------------
following provisions shall be applicable to the making of adjustments of the Warrant Shares for which this Warrant is exercisable and the Exercise Price at which such Warrant Shares may be purchased upon exercise of this Warrant provided for in this Section 5:

       (a) Computation of Consideration. To the extent that any Additional
           ----------------------------
   Shares of Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase any Additional Shares of Stock or any Convertible Securities shall be issued for cash consideration, the consideration received by the Company therefor shall be the amount of the cash received by the Company therefor, or, if such Additional Shares of Stock or Convertible Securities are offered by the Company for subscription, the subscription price, or, if such Additional Shares of Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends and any compensation, discounts or expenses paid or incurred by the Company for and in the underwriting of, or otherwise in connection with, the issuance thereof). To the extent that such issuance shall be for a consideration other than cash, then except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors of the Company. In case any Additional Shares of Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase such Additional Shares of Stock or Convertible Securities shall be issued in connection with any merger in which the

                                     -A-11-

   Company issues any securities, the amount of consideration therefor shall be deemed to be the fair value, as determined in good faith by the Board of Directors of the Company, of such portion of the assets and business of the nonsurviving corporation as such Board in good faith shall determine to be attributable to such Additional Shares of Stock, Convertible Securities, warrants or other rights, as the case may be. The consideration for any Additional Shares of Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Company for issuing such warrants or other rights plus the additional consideration payable to the Company upon exercise of such warrants or other rights. The consideration for any Additional Shares of Stock issuable pursuant to the terms of any Convertible Securities shall be the consideration received by the Company for issuing warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to the Company in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to the Company upon the exercise of the right of conversion or exchange in such Convertible Securities. In case of the issuance at any time of any Additional Shares of Stock or Convertible Securities in payment or satisfaction of any dividends upon any class of stock other than Stock, the Company shall be deemed to have received for such Additional Shares of Stock or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

       (b) When Adjustments to Be Made. The adjustments required by this Section
           ---------------------------
   5 shall be made whenever and as often as any event requiring an adjustment shall occur, except that any adjustment of the Warrant Shares for which this Warrant is exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Stock, as provided for in Section 5.2) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than l% of the shares of the Stock for which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 5 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any event shall be deemed to have occurred at the close of business on the date of its occurrence.
                                     -A-12-

     (c) Fractional Interests.  In computing adjustments under this Section 5,
         --------------------
fractional interests in the Stock shall be taken into account to the nearest 1/10th of a share.

     (d) When Adjustment Not Required. If the Company shall take a record of the
         ----------------------------
holders of the Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

     (e) Challenge to Good Faith Determination. Whenever the Board of Directors
         -------------------------------------
of the Company shall be required to make a determination in good faith of the fair value of any item under this Section 5, such determination may be challenged in good faith by a Holder and any dispute shall be resolved by an investment banking firm of recognized national standing selected by the Company and acceptable to such Holder. The fees of such investment banker shall be borne by the Holder if the Company's calculation is determined to be correct and otherwise by the Company.

     (f) Escrow of Property. If the Company shall take a record of the holders
         ------------------
of its Stock for the purpose of entitling them to receive any distribution of any kind of property whatsoever, but prior to the payment of such distribution the Holder exercises this Warrant, upon payment of the Exercise Price, such property shall be held in escrow for the Holder by the Company to be issued to the Holder upon the occurrence of such distribution and to the extent such distribution actually takes place. Notwithstanding any other provision to the contrary herein, if the distribution for which such record was taken fails to occur or is rescinded, then such escrowed property shall be returned to the Company.

  5.9. Reorganization, Reclassification, Merger or Consolidation.  If the
       ---------------------------------------------------------
Company shall at any time reorganize or reclassify the outstanding shares of Stock (other than a change in par value, or from no par value to par value, or from par value to no par value, or as a result of a subdivision or combination) or consolidate with or merge into another corporation (where the Company is not the continuing corporation after such merger or consolidation), the Holders shall thereafter be entitled to receive upon exercise of this Warrant in whole or in part, the same kind and number of shares of stock and other securities, cash or other property (and upon the same terms and with the same rights) as would have been distributed to the Holder upon

                                     -A-13-
such reorganization, reclassification, consolidation or merger had the Holder exercised this Warrant immediately prior to such reorganization, reclassification, consolidation or merger (subject to subsequent adjustments under Section 5 hereof). The Holders shall pay upon such exercise the Exercise Price that otherwise would have been payable pursuant to the terms of this Warrant. If any such reorganization, reclassification, consolidation or merger results in a cash distribution in excess of the Exercise Price provided by this Warrant, a Holder may, at the Holder's option, exercise this Warrant without making payment of the Exercise Price, and in such case the Company shall, upon distribution to the Holder, consider the Exercise Price to have been paid in full, and in making settlement to the Holder, shall deduct an amount equal to the Exercise Price from the amount payable to the Holder. Notwithstanding anything herein to the contrary, the Company will not effect any such reorganization, reclassification, merger or consolidation unless prior to the consummation thereof, the corporation who may be required to deliver any stock, securities or other assets upon the exercise of this Warrant shall agree by an instrument in writing to deliver such stock, cash, securities or other assets to the Holder. A sale, transfer or lease of all or substantially all of the assets of the Company to another person shall be deemed a reorganization, reclassification, consolidation or merger for the foregoing purposes.

  5.10.     Exceptions to Adjustment of Exercise Price and/or Warrant Shares.
            ----------------------------------------------------------------
Anything herein to the contrary notwithstanding, the Company shall not make any adjustment of the Exercise Price or the Warrant Shares issuable upon the exercise of this Warrant in the case of (i) the issuance of the Warrants or any other Warrants at any time issued in connection with the Warrant Agreement or the issuance of shares of the Stock upon exercise of any such Warrants, (ii) the issuance of shares of Stock to holders of the Company's Preferred Stock upon conversion of all or any portion of their shares of Preferred Stock, (iii) the issuance of the Preferred Stock Warrants or the issuance of the shares of Stock upon exercise of such Preferred Stock Warrants or (iv) the issuance of the Performance Warrants or the issuance of the shares of Stock upon exercise of such Performance Warrants.

  5.11.     Chief Financial Officer's Opinion.  Upon each adjustment of the
            ---------------------------------
Exercise Price and upon each change in the Warrant Shares issuable upon the exercise of this Warrant, and in the event of any change in the rights of a Holder by reason of other events herein set forth, then and in each such case, the Company will promptly obtain an opinion of the chief financial officer of the Company, stating the adjusted Exercise Price and the new Warrant Shares so issuable, or specifying the other shares of the Stock, securities or assets and the amount thereof receivable as a

                                     -A-14-
result of such change in rights, and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The Company will promptly mail a copy of such opinion to the Holders. If a Holder disagrees with such calculation, the Company agrees to obtain within thirty (30) business days an opinion of a firm of independent certified public accountants selected by the Company's Board of Directors and acceptable to such Holder to review such calculation and the opinion of such firm of independent certified public accountants shall be final and binding on the parties and shall be conclusive evidence of the correctness of the computation with respect to any such adjustment of the Exercise Price and any such change in the number of Warrant Shares so issuable. The fees of such accountants shall be borne by the Holder if the Company's calculation is determined by such accountants to be correct and otherwise by the Company.

  5.12.     Company to Prevent Dilution.  In case at any time or from time to
            ---------------------------
time conditions arise by reason of action taken by the Company, which in the good faith opinion of its Board of Directors or a majority of the Holders are not adequately covered by the provisions of this Section 5, and which might materially and adversely affect the exercise rights of the Holders, the Board of Directors of the Company shall appoint such firm of independent certified public accountants acceptable to a majority of the Holders, which shall give their opinion upon the adjustment, if any, on a basis consistent with the standards established in the other provisions of this Section 5, necessary with respect to the Exercise Price, so as to preserve, without dilution (other than as specifically contemplated by this Warrant), the exercise rights of the Holders. Upon receipt of such opinion, the Board of Directors of the Company shall forthwith make the adjustments described therein.

  Section 6.      Character of Shares of Stock.
                  ----------------------------

  All shares of the Stock issuable upon the exercise of this Warrant shall, when issued to a Holder, be duly authorized, validly issued, fully paid and nonassessable, free and clear of any lien or encumbrance and without any preemptive rights.

  Section 7.      Notice to Holder.
                  ----------------

  So long as this Warrant shall be outstanding, (i) if the Company shall pay any dividend or make any distribution upon the Stock otherwise than in cash, (ii) if the Company shall offer to the holders of Stock, for subscription or purchase by them, any shares of any class of stock of the Company or any other rights or
(iii) if there shall be any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or

                                     -A-15-
transfer of all or substantially all of the property and assets of the Company, voluntary or involuntary dissolution, liquidation or winding up of the Company, then in any such event, the Company shall cause to be mailed by certified mail to each Holder, at least 30 days prior to the event described above, a notice containing a brief description of the proposed action and stating the date or expected date on which a record is to be taken for the purpose of such dividend, distribution or rights, or the date or expected date such reclassification, reorganization, consolidation, merger, conveyance, lease or transfer, dissolution, liquidation or winding up shall take place or be voted upon by holders of the Stock of record, and the date or expected date as of which the holders of Stock of record shall be entitled to exchange their shares of Stock for securities or other property deliverable upon any such event.

  Section 8.      Disposition of Warrant Shares.
                  -----------------------------

  The stock certificates of the Company that will evidence the Warrant Shares or any other security issued or issuable upon exercise of this Warrant will be imprinted with a conspicuous legend in substantially the following form:

     The securities represented by this Certificate have not been registered under the Securities Act of 1933 (the "Act") or any applicable state securities laws and may not be sold, pledged, hypothecated, donated or otherwise transferred (whether or not for consideration) unless registered under the Act and any applicable state securities laws or in a transaction exempt from such registrations.

Except as provided in the Registration Rights Agreement, the Company does not agree to register any of the Warrant Shares for distribution in accordance with the provisions of the Act or any applicable state securities laws, and the Company has not agreed to comply with any exemption from registration under the Act or any applicable state securities laws for the resale of the Warrant Shares. Hence, it is the understanding of the Holder that by virtue of the provisions of certain rules respecting "restricted securities" promulgated by
                                        ---------------------
the Securities and Exchange Commission, the Warrant Shares may be required to be held indefinitely, unless and until registered under the Act and any applicable state securities laws unless an exemption from such registration is available, in which case the Holders may still be limited as to the number of Warrant Shares that may be sold.

  Section 9.      Governing Law.
                  -------------

  This Warrant shall be construed in accordance with the laws of the State of Georgia applicable to contracts

                                     -A-16-
executed and to be performed wholly within such state without regard to any conflicts of laws principles.

  Section 10.     Notice.
                  ------

  Any notice, demand, document or other communication given or delivered hereunder shall be in writing, and may be (i) personally delivered, (ii) given or made by United States registered or certified mail, return receipt requested, postage prepaid, or (iii) given or made by overnight courier, delivery charges prepaid, addressed as follows:

If to the Company:     Harry's Farmers Market, Inc.
- ------------------
1180 Upper Hembree Road
Roswell, GA 30076
Attention:  Chief Financial Officer

With a Copy to:   Nelson, Mullins, Riley & Scarborough, L.L.P.
- ---------------
400 Colony Square, Suite 2200
1201 Peachtree Street, Suite 2200
Atlanta, Georgia  30361
Attention:  John Latham, Esq.



If to [Holder]:        [Holder's Address]
- ---------------

With a Copy to:
- ---------------

The Company and the Holder shall each have the right to designate a different address for itself by notice similarly given. All such notices, demands, documents or other communication will be deemed to be delivered (i) upon receipt, if personally delivered, (ii) on the third full Business Day following the day of mailing, if sent by United States registered or certified mail and
(iii) on the Business Day following the date it was sent, if sent by overnight courier.

  Section 11.     Remedies.
                  --------

  The Company stipulates that the remedies at law of the Holder in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise, in addition to any other remedies which may be available at law or in equity.

  Section 12.     Company Will Avoid Certain Actions.
                  ----------------------------------

                                     -A-17-

  The Company will not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, issue or sale of securities or otherwise, avoid or take any action which would have the effect of avoiding the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in carrying out all of the provisions of this Warrant Certificate and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant Certificate against dilution or other impairment, and in particular, will not cause the par value, if any, of any share of Stock, to be or become greater than the then effective Exercise Price.

  Section 13.     Company Will Not Close Books.
                  ----------------------------

  The Company will at no time close its transfer books against the transfer of this Warrant or of any shares of Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

  Section 14.     Successors and Assigns.
                  ----------------------

  This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of the Holders hereof. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder.

  Section 15.     Amendment.
                  ---------

  This Warrant Certificate may be modified or amended and any provision hereof may be waived by a writing executed by the Company and holders of Warrants representing a majority of the Warrant Shares obtainable upon exercise of the Warrants.

  Section 16.     Headings.
                  --------

  Section headings in this Warrant are for reference only and shall not affect the meaning or construction of any of the provisions hereof.



                         [Signature on following page]

                                     -A-18-

   IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.


                                       HARRY'S FARMERS MARKET, INC.



                                       By:
                                          -----------------------------
                                       Name:
                                       Title:

                                     -A-19-

                                                                         ANNEX A

                              FORM OF SUBSCRIPTION
                              --------------------
    (To be executed only upon exercise of the Warrant in whole or in part)



To HARRY'S FARMERS MARKET, INC.

  The undersigned registered holder of the accompanying Warrant hereby irrevocably exercises such Warrant or portion thereof for, and purchases thereunder, _______/1/ Warrant Shares (as defined in such Warrant) and herewith makes payment therefor of $________. The undersigned requests that the certificates for such Warrant Shares be issued in the name of, and delivered to ________________________________, whose address is ___________________________.


Dated:


                                     --------------------------------------
                                     (Name must conform to name of holder as
                                     specified on the face of the Warrant)


                                     --------------------------------------
                                     (Street Address)


                                     --------------------------------------
                                     (City)       (State)    (Zip Code)




- ------------
/1/    Insert the number of Warrant Shares as to which this Warrant is being exercised. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of this Warrant, to the holder surrendering the same.


                                     -A-20-

                                                                         ANNEX B
                               FORM OF ASSIGNMENT
                               ------------------
                   (To be signed only on transfer of Warrant)

    For value received, the undersigned hereby sells, assigns and transfers unto _______________________________ [Name] of ____________________[Address] the
right represented by the within Warrant to purchase _________ shares of Class A Common Stock of HARRY'S FARMERS MARKET, INC. to which the within Warrant relates, and appoints _____________ Attorney to transfer such right on the books of HARRY'S FARMERS MARKET, INC. with full power of substitution in the premises.


Dated: ________________



                                      --------------------------------------
                                      (Name must conform to name of holder as
                                      specified on the face of the Warrant)

                                      -------------------------------------
                                      (Street Address)

                                      -------------------------------------
                                      (City)       (State)    (Zip Code)


Signed in the presence of:


- ------------------------------

                                     -A-21-

                                                                         ANNEX C

                           FORM OF CONVERSION NOTICE
                           -------------------------
    (To be executed only upon conversion of the Warrant in wholeor in part)



To HARRY'S FARMERS MARKET, INC.

  The undersigned registered holder of the accompanying Warrant hereby irrevocably elects to exercise its right to convert such Warrant or portion thereof into _______/2/ Warrant Shares (as defined in such Warrant). The undersigned requests that the certificates for such Warrant Shares be issued in the name of, and delivered to ________________________________, whose address is
_________________________________.



Dated:


                                        --------------------------------------
                                        (Name must conform to name of holder as
                                        specified on the face of the Warrant)


                                        --------------------------------------
                                        (Street Address)


                                        --------------------------------------
                                        (City)       (State)    (Zip Code)



- --------------
/2/    Insert the number of Warrant Shares as to which this Warrant is being exercised. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of this Warrant, to the holder surrendering the same.


                                     -A-22-

                                   EXHIBIT B

                      FORM OF OPINION OF COMPANY'S COUNSEL

                                  May 8, 1996

NationsBank, N.A. (South),
  in its individual capacity and as Agent
600 Peachtree Street
21st Floor
Atlanta, Georgia  30308

Creditanstalt-Bankverein
Two Ravinia Drive
Suite 1680
Atlanta, Georgia  30346

Ladies and Gentlemen:

          We have acted as counsel to Harry's Farmers Market, Inc., a Georgia corporation (the "Company"), in connection with the negotiation, execution and delivery of that certain Sixth Amendment, Waiver and Forbearance Agreement dated as of the date hereof (the "Amendment") by and among the Company, NationsBank, N.A. (South), as Lender ("NationsBank"), Creditanstalt-Bankverein, New York Branch, as Lender ("Creditanstalt") and NationsBank, N.A. (South), as Agent.
All capitalized terms used but not defined herein shall have the meanings set forth in the Amendment.

          In these capacities, we have reviewed the following:

          (a) the Amendment;

          (b) the Amended and Restated Warrant Certificate executed by the Company in favor of NationsBank (the "1994 NationsBank Warrants");

          (d) the Amended and Restated Warrant Certificate executed by the Company in favor of Creditanstalt-Bankverein (the 1994 Creditanstalt Warrants; together with the 1994 NationsBank Warrants, the "1994 Warrants");

          (e) the Warrant Agreement executed by the Company and the Lenders (the "Warrant Agreement");

          (f) the Warrant Certificate executed by the Company in favor of NationsBank (the "1996 NationsBank Warrants"); and

          (g) the Warrant Certificate executed by the

Company in favor of Creditanstalt-Bankverein (the "1996 Creditanstalt Warrants"; together with the 1996 NationsBank Warrants, the "1996 Warrants").

The documents set forth in items (a) through (g) above are referred herein as the "Amendment Documents".

          In addition to the foregoing we have reviewed the articles of incorporation and by-laws of the Company and certain resolutions of the board of directors of the Company (collectively, the "Organizational Documents") and have also examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records and other instruments, and made such other investigations, as we have deemed necessary or advisable for the purposes of rendering this opinion. We have also made such examinations of law as we have deemed necessary to our rendering the opinions set forth herein. In our examinations of documents, we assumed the genuineness of all signatures on documents presented to us as originals (other than the signatures of officers of the Company) and the conformity to originals of documents presented to us as conformed or reproduced copies.

          Based upon the foregoing, and subject to all of the qualifications and assumptions set forth herein, we are of the opinion that:

          1. The Company (i) is duly organized as a corporation, and is validly existing and in good standing under the laws of its jurisdiction of incorporation and (ii) has the corporate power to execute, deliver and perform the Amendment Documents to which it is a party, to own and use its assets, and to conduct its business as presently conducted and as proposed to be conducted immediately following the consummation of the transactions contemplated by the Amendment.

          2. The execution, delivery and performance by the Company of the Amendment Documents (including, without limitation, the issuance of the 1996 Warrants, as contemplated by the Warrant Agreement, the amendment and restatement of the 1994 Warrants and the 1994 Warrants and the 1996 Warrants) are within its corporate powers, have been duly authorized by all necessary corporate action, and do not (a) contravene any law, rule, or regulation of the State of Georgia or of the United States, or to the extent that we have knowledge thereof, any order, writ, judgment, injunction, decree, determination or award presently in effect which affects or binds it or any of its properties
(b) conflict with or result in a breach of any of the provisions of its articles of incorporation or bylaws, (c) conflict with or result in a breach of or default under any of the Material Contracts to which such corporation is a party or by which any of its respective properties may be bound, or (d) except as contemplated by the Amendment, result in the creation or imposition of any lien, security interest or other charge or encumbrance upon any of its properties pursuant to any Material Contract.

      3. No authorization, consent or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required to be obtained or made by the Company for the due execution, delivery and performance by the Company of the Amendment Documents, except such as have been duly obtained or made.

      4. Each Amendment Document has been duly and validly executed and delivered by the Company and each such Amendment Document is an enforceable obligation of the Company in accordance with its terms, except as the same may be limited by bankruptcy, insolvency or similar laws and legal or equitable principles affecting the enforcement of creditors' rights generally.

      5. The Company has duly reserved for issuance upon exercise of the 1994 Warrants and the 1996 Warrants an aggregate of 360,000 shares of its authorized Class A Common Stock. The shares of Class A Common Stock reserved for issuance upon exercise of the 1994 Warrants and the 1996 Warrants have been duly authorized, and upon issuance thereof upon exercise of the 1994 Warrants and the 1996 Warrants in accordance with the terms thereof and upon payment therefor, will be validly issued, fully paid and non-assessable.

     The opinions rendered herein are limited to the federal laws of the United States and the laws of the State of Georgia.

     This opinion letter has been delivered solely for the benefit of the Agent and the Lenders in connection with the transactions contemplated by the Amendment Documents and may not be relied upon by any other person or entity or for any other purpose without our express prior written permission. We expressly disclaim any duty to update this opinion letter in the future in the event there are any changes in relevant fact or law that may change or otherwise affect any of the opinions expressed herein.

Very truly yours,

NELSON, MULLINS, RILEY &
SCARBOROUGH, L.L.P.

                                   EXHIBIT C

                       FORM OF CONSENT OF FLEMING HOLDERS

                                  May 8, 1996

NationsBank, N.A. (South)
600 Peachtree Street, N.E.
Atlanta, Georgia  30308

Creditanstalt-Bankverein
Two Ravinia Drive, N.E., Suite 1680
Atlanta, Georgia  30346

Harry's Farmers Market, Inc.
1180 Upper Hembree Road
Roswell, Georgia  30076

Ladies and Gentlemen:

  Reference is made to that certain Warrant Agreement dated as of December 30, 1994, as amended and restated as of the date hereof (the "Warrant Agreement") by and among Harry's Farmers Markets, Inc. (the "Company"), NationsBank, N.A. (South), formerly known as NationsBank of Georgia, National Association ("NationsBank") and Creditanstalt-Bankverein ("Creditanstalt"; Creditanstalt together with NationsBank, collectively referred to as the "Holders"). Capitalized terms used herein and not defined herein are used with the definitions given such terms in the Warrant Agreement.

  The undersigned, Robert Fleming Nominees Ltd., hereby consents to (i) the execution and delivery of the Warrant Agreement, and to the performance by the Company of its agreements and obligations thereunder and to all agreements and documents entered into in connection therewith; (ii) the amendment and restatement of the Existing Warrants for the purchase of 240,000 shares of the Class A Common Stock of the Company which were issued to the Holders on December 30, 1994, which amendment and restatement includes a reduction of the exercise price of such warrants from $10.00 per share to $3.00 per share; and (iii) the issuance of New Warrants on the date hereof for the purchase of 120,000 shares of Class A Common Stock of the Company to the Holders providing for an exercise price of $6.00 per share.

                                   Very truly yours,

                                   ROBERT FLEMING NOMINEES LTD.

                                   By:
                                        Title:

                                      C-1